February 28, 2003

       Oppenheimer
       International Small
       Company Fund



                                                                Semiannual
                                                                  Report
                                                                 --------
                                                                Management
                                                               Commentaries



[GRAPHIC]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"With small-cap growth stocks around the globe being ignored or oversold, we were able to buy what we believe are exceptional long-term opportunities for capital growth at remarkably attractive prices."


                                                        [LOGO]
                                                        OppenheimerFunds(R)
                                                        The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer International Small Company Fund seeks long-term capital appreciation.

Fund Highlight
The Fund's Class A shares ranked in the top half of all International Small-Cap Funds for the one-year period ended February 28, 2003, according to Lipper, Inc. 1

     CONTENTS

 1   Letter to Shareholders

 2   An Interview
     with Your Fund's
     Management Team

 9   Financial
     Statements

27   Trustees and Officers



Cumulative Total Returns*
          For the 6-Month Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
--------------------------------------------------------------------------------
Class A   -13.16%      -18.15%
--------------------------------------------------------------------------------
Class B   -13.47       -17.80
--------------------------------------------------------------------------------
Class C   -13.49       -14.35
--------------------------------------------------------------------------------
Class N   -13.31       -14.18


--------------------------------------------------------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
--------------------------------------------------------------------------------
Class A   -17.21%      -21.97%
--------------------------------------------------------------------------------
Class B   -17.75       -21.87
--------------------------------------------------------------------------------
Class C   -17.78       -18.60
--------------------------------------------------------------------------------
Class N   -17.39       -18.22

1. Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked #49/99 and #40/54 for the one- and five-year periods ended 2/28/03. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ John V. Murphy



John V. Murphy
February 28, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


[PHOTO]
John V. Murphy
President
Oppenheimer
International Small
Company Fund



                1 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

Q

How did Oppenheimer International Small Company Fund perform during the six months that ended February 28, 2003?
A. While we are disappointed that the Fund slightly under-performed the Morgan Stanley Capital International (MSCI) EAFE Index and the MSCI EAFE Small Cap Index, we nonetheless consider this a productive period for the Fund. 2 Unfavorable market conditions hurt short-term performance, but also allowed us to purchase some very attractively priced companies, adding substantially to the Fund's potential to outperform when market conditions improve.

Please explain what you mean by "unfavorable market conditions."
Simply put, investors demonstrated an extreme aversion to risk during the period, showing a preference for stocks with bond-like characteristics. Since few good small-cap companies have these traits, small-cap stocks worldwide performed poorly. The toughest bear markets for small caps occurred in Japan, where a tax-law change triggered widespread selling, and in the emerging markets, which tend to be the world's most volatile markets. The Fund's above-average weighting in these two regions was a major cause for its underperformance. But, hits to performance also came from some technology and biotech holdings outside these regions.

Why did the Fund have a larger exposure in those two regions?
The portfolio had a large exposure to Japan and emerging markets because that is where we believe the growth stocks are.
     The general perception of Japanese companies is poor, given their small returns on capital employed, their seniority-based labor practices and lack of corporate governance. That perception is largely correct for many large-cap and older Japanese

2. The Fund's performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index and the MSCI EAFE Small Cap Index, which had a six-month return of -11.04% and -10.76%, respectively for the period ended 2/28/03.

                2 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND companies. However, there now exists a whole crop of small companies in the world's second biggest economy, which are new businesses, with prospects for high returns on capital, meritocratic labor practices, and high sales growth rates (because of the nature of their business). Because of their small size and novelty, these companies have generally been ignored by foreign investors, and also tend to be poorly researched. These are some of the companies we own.
   Emerging markets can be higher growth economies, given their lower starting base. The Fund owns what we believe are quality businesses with solid management teams in these markets. Although we attempt to address risk with careful stock selection and active portfolio management, it is important to remember that investing in foreign securities, particularly emerging markets, poses additional risks such as higher volatility, currency fluctuations and higher expenses.

How would you describe the Fund's bottom-up selection process?
The first key point is that we are extremely careful in what we buy. For example, on a recent trip to Japan, we screened almost 100 companies, visited 32 of these, and eventually bought two. Secondly, we generally look for solid balance sheets, high operating margins and high sales growth rates, often in new businesses, and with significant barriers to entry. Corporate governance is critical to our selection process, as is the price of the stock. We prefer to invest in these companies even when they are quite small, often under $100 million in market capitalization. We would like to point out that the average market cap for securities held by the Fund is currently around $400 million (as of 2/28/03), one of the lowest in its small cap class. We believe that, in the long run, many of these small companies will deliver capital appreciation, even if their local markets remain weak.


[SIDEBAR]
The Fund is well positioned to generate capital growth as and when the market overcomes its aversion to risk.



                3 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

   A good example is Ortivus AB, the Fund's best-performing stock over the last six months. 3 Even though European small-cap stocks lost ground during the period, this Swedish telemedicine company posted solid gains over the last six months. Its primary product, a myocardial infarction (heart attack) monitoring system, is widely used in Scandinavian ambulances. Furthermore, the company has established a foothold in the United Kingdom and is also seeking approval to sell in the U.S. With a market capitalization of just $36 million, Ortivus still has plenty of room and reasons to grow.
   Another example of a stock succeeding in an overall declining market is Drake Beam Morin-Japan, Inc., the biggest Japanese labor outplacement company. As large Japanese companies restructure their labor forces, the demand for labor outplacement is soaring. As a result, Drake Beam Morin-Japan, Inc., a company listed in 1997, has been enjoying high operating margins and sales growth rates. Unfortunately, the gains in such stocks were outweighed by losses among our technology holdings and a variety of stocks that the market treated somewhat irrationally.

What did you do about those situations?
We eliminated some of the Fund's positions in technology and biotech stocks. We also sold companies, which have relatively high debt levels such as Eurotunnel SA and Queens Moat Houses plc. In a much slower global growth environment, the investment thesis is no longer favorable for such stocks.
   In the cases of some beaten-down stocks, such as Balaji Telefilms Ltd. and Iroonet Co. Ltd., we have maintained or increased our exposures. Balaji Telefilms is an Indian media company, which created 30 of this year's top 50 television programs in the subcontinent. The Indian media market could be one of the fastest growing markets in the world, and the

Average Annual
Total Returns with
Sales Charge
For the Periods Ended 3/31/03 4

Class A                     Since
1-Year         5-Year       Inception
-------------------------------------
-29.18%       -5.59%          -1.85%

Class B                     Since
1-Year         5-Year       Inception
-------------------------------------
-29.10%       -5.46%          -1.64%

Class C                     Since
1-Year         5-Year       Inception
-------------------------------------
-26.14%       -5.20%          -1.52%

Class N                     Since
1-Year         5-Year       Inception
-------------------------------------
-25.78%         N/A          -12.80%

3. The Fund's holdings and allocations are subject to change.
4. See Notes on page 7 for further details.

                4 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND proven ability to generate so many hits in this market is formidable. We believe the stock is clearly underpriced and we have added to our positions. The story was basically the same for Iroonet, a South Korean education company.

What is your outlook for the Fund?
For the past six months, investors have been unwilling to pay much for the kind of companies we seek: small businesses with as much future potential as current strength. Small-cap stocks have suffered, as P/E multiples have been falling across the board. With small growth stocks all over the world being ignored or oversold, the last several months have allowed the Fund to buy shares of what we believe are solid companies at remarkably cheap prices. We expect more volatility in global capital markets for several months. Regarding Japan, we expect continued turbulence there until the authorities meaningfully inject capital into the banking system and allow fewer bankruptcies. Nevertheless, the care with which we have selected our Japanese stock holdings should mean that they do not depend on such reforms being promulgated.
   Therefore, we continue to selectively invest in the world's best small-but-growing companies, fortifying the Fund's ability to generate capital gains once the geopolitical threats abate and markets recover. This ability to look past the near-term issues to find long-term potential for capital growth is what makes Oppenheimer International Small Company Fund part of The Right Way to Invest.


                5 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM


Top Ten Common Stock Holdings 6
---------------------------------------------------------------------
Marico Industries Ltd.                                           5.1%
---------------------------------------------------------------------
Rakuten, Inc.                                                    4.0
---------------------------------------------------------------------
Thorntons plc                                                    3.7
---------------------------------------------------------------------
SGL Carbon AG                                                    3.0
---------------------------------------------------------------------
Credit Rating Information Services of India Ltd.                 2.8
---------------------------------------------------------------------
Aygaz As                                                         2.8
---------------------------------------------------------------------
Cosel Co. Ltd.                                                   2.8
---------------------------------------------------------------------
Drake Beam Morin-Japan, Inc.                                     2.7
---------------------------------------------------------------------
Balaji Telefilms Ltd.                                            2.7
---------------------------------------------------------------------
Leopalace21 Corp.                                                2.6

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Geographical Holdings 5
---------------------------------------------------------------------
Japan                                                           27.5%
---------------------------------------------------------------------
India                                                           15.3
---------------------------------------------------------------------
Great Britain                                                   13.3
---------------------------------------------------------------------
Sweden                                                           6.2
---------------------------------------------------------------------
Germany                                                          4.5
---------------------------------------------------------------------
Korea, Republic of South                                         4.1
---------------------------------------------------------------------
Italy                                                            4.0
---------------------------------------------------------------------
The Netherlands                                                  3.9
---------------------------------------------------------------------
United States                                                    3.2
---------------------------------------------------------------------
Finland                                                          2.9
---------------------------------------------------------------------

Regional Allocation 5

[PIE CHART]
o Asia            51.2%
o Europe          39.1
o US/Canada        4.1
o Middle East
   /Africa         2.8
o Latin America    2.8

5. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on total market value of investments.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on net assets.

                6 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 11/17/97. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/17/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/17/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                7 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                       Financial Statements
                                                                 Pages 9-26












                8 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS  February 28, 2003 / Unaudited


                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
 Common Stocks--96.9%
--------------------------------------------------------------------------------
 Consumer Discretionary--22.2%
--------------------------------------------------------------------------------
 Household Durables--2.1%
 Saeco International
 Group SpA 1                                           300,000       $1,063,789
--------------------------------------------------------------------------------
 Internet & Catalog Retail--4.0%
 Rakuten, Inc.                                           2,200        2,065,553
--------------------------------------------------------------------------------
 Leisure Equipment & Products--0.7%
 Noritsu Koki
 Co. Ltd.                                               15,000          385,705
--------------------------------------------------------------------------------
 Media--7.5%
 Balaji Telefilms Ltd.                                 900,000        1,367,985
--------------------------------------------------------------------------------
 Grupo Radio Centro
 SA de CV,
 Sponsored ADR 1                                       425,000          782,000
--------------------------------------------------------------------------------
 HIT
 Entertainment plc                                     300,000          874,180
--------------------------------------------------------------------------------
 Impresa-Sociedade
 Gestora de
 Participacoes SA 1                                    400,000          750,149
--------------------------------------------------------------------------------
 Navneet Publications
 India                                                  36,438           93,914
                                                                     -----------
                                                                      3,868,228

--------------------------------------------------------------------------------
 Multiline Retail--4.0%
 Mothercare plc                                        400,000          592,238
--------------------------------------------------------------------------------
 Stockmann AB,
 Cl. A                                                  80,850        1,193,820
--------------------------------------------------------------------------------
 Stockmann AB, Cl. B                                    19,150          283,798
                                                                     -----------
                                                                      2,069,856

--------------------------------------------------------------------------------
 Specialty Retail--1.9%
 Point, Inc.                                            72,000          975,022
--------------------------------------------------------------------------------
 Textiles & Apparel--2.0%
 Tod's SpA                                              34,000        1,016,904
--------------------------------------------------------------------------------
 Consumer Staples--10.7%
--------------------------------------------------------------------------------
 Food & Drug Retailing--1.5%
 C TWO-NETWORK
 Co. Ltd.                                               35,000          771,199
--------------------------------------------------------------------------------
 Food Products--3.7%
 Thorntons plc                                       1,000,000        1,905,871
--------------------------------------------------------------------------------
 Household Products--5.5%
 Marico Industries
 Ltd. 2                                                750,000        2,645,023
--------------------------------------------------------------------------------
 Marico Industries
 Ltd. 1                                                875,946          186,528
                                                                     -----------
                                                                      2,831,551


                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
 Financials--15.5%
--------------------------------------------------------------------------------
 Banks--1.3%
 Banco Latinoamericano
 de Exportaciones
 SA, Cl. E 1                                           140,000    $     672,000
--------------------------------------------------------------------------------
 Diversified Financials--9.0%
 Cattles plc                                           250,000        1,032,852
--------------------------------------------------------------------------------
 Credit Rating
 Information Services
 of India Ltd.                                         265,000        1,456,624
--------------------------------------------------------------------------------
 Kennedy-Wilson
 Japan 1                                                   800        1,075,915
--------------------------------------------------------------------------------
 SFCG Co. Ltd.                                          15,000        1,065,764
                                                                     -----------
                                                                      4,631,155

--------------------------------------------------------------------------------
 Real Estate--5.2%
 Cofinimmo                                              11,800        1,348,112
--------------------------------------------------------------------------------
 Leopalace21 Corp. 1                                   250,000        1,355,467
                                                                     -----------
                                                                      2,703,579

--------------------------------------------------------------------------------
 Health Care--10.6%
--------------------------------------------------------------------------------
 Biotechnology--0.9%
 Oxford
 GlycoSciences plc 1                                   150,000          460,717
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--3.8%
 Elekta AB, B Shares 1                                 100,000          934,305
--------------------------------------------------------------------------------
 Ortivus AB,
 B Shares 1                                            450,000        1,031,261
                                                                     -----------
                                                                      1,965,566

--------------------------------------------------------------------------------
 Health Care Providers & Services--0.2%
 Nicox SA 1                                             65,000          119,797
--------------------------------------------------------------------------------
 Pharmaceuticals--5.7%
 Haw Par
 Healthcare Ltd.                                     1,030,000        1,255,520
--------------------------------------------------------------------------------
 Norwood Abbey
 Ltd. 1                                              2,400,000          728,280
--------------------------------------------------------------------------------
 Tsumura & Co. 1                                       125,000          951,575
                                                                     -----------
                                                                      2,935,375

--------------------------------------------------------------------------------
 Industrials--21.6%
--------------------------------------------------------------------------------
 Aerospace & Defense--2.4%
 Saab AB, Cl. B                                        120,000        1,255,142
--------------------------------------------------------------------------------
 Commercial Services & Supplies--6.9%
 Drake Beam
 Morin-Japan, Inc.                                      35,000        1,388,454
--------------------------------------------------------------------------------
 Iroonet Co. Ltd. 1                                    200,000          888,033



                9 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Commercial Services & Supplies Continued
 Johnson Service
 Group plc                                            270,000     $   1,286,463
                                                                  --------------
                                                                      3,562,950

--------------------------------------------------------------------------------
 Construction & Engineering--1.7%
 Koninklijke Boskalis
 Westminster NV                                        45,000           896,783
--------------------------------------------------------------------------------
 Electrical Equipment--6.7%
 Cosel Co. Ltd.                                        75,000         1,430,535
--------------------------------------------------------------------------------
 Electrovaya, Inc. 1                                1,750,000           469,862
--------------------------------------------------------------------------------
 SGL Carbon AG 1                                      125,000         1,543,948
                                                                  --------------
                                                                      3,444,345

--------------------------------------------------------------------------------
 Machinery--3.9%
 Ashok Leyland Ltd.                                   600,000         1,223,539
--------------------------------------------------------------------------------
 Shima Seiki
 Manufacturing Ltd.                                    30,000           773,948
                                                                  --------------
                                                                      1,997,487

--------------------------------------------------------------------------------
 Information Technology--10.8%
--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--1.6%
 Nitto Electric
 Works Ltd.                                           150,000           824,699
--------------------------------------------------------------------------------
 Internet Software & Services--3.0%
 Macmillan
 India Ltd.                                           100,000           300,220
--------------------------------------------------------------------------------
 NCsoft Corp. 1                                        15,000         1,232,774
                                                                  --------------
                                                                      1,532,994

--------------------------------------------------------------------------------
 IT Consulting & Services--2.7%
 SSI Ltd.                                             363,000           633,622
--------------------------------------------------------------------------------
 United Internet AG 1                                 100,000           768,471
                                                                  --------------
                                                                      1,402,093

--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--0.5%
 RealVision, Inc. 1                                       250           247,410
--------------------------------------------------------------------------------
 Software--3.0%
 Eidos plc 1                                          400,000           718,245
--------------------------------------------------------------------------------
 Intelligent
 Wave, Inc.                                               750           856,418
                                                                  --------------
                                                                      1,574,663


                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Materials--0.5%
--------------------------------------------------------------------------------
 Metals & Mining--0.5%
 PT International
 Nickel Indonesia 1                                   324,500     $     233,782
--------------------------------------------------------------------------------
 Telecommunication Services--2.2%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--2.2%
 Versatel Telecom
 International NV 1                                 2,000,000         1,120,911
--------------------------------------------------------------------------------
 Utilities--2.8%
--------------------------------------------------------------------------------
 Gas Utilities--2.8%
 Aygaz AS                                         250,000,000         1,456,310
                                                                  --------------
 Total Common Stocks
 (Cost $57,649,357)                                                  49,991,436

                                                    Principal
                                                       Amount
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--3.2%

 Undivided interest of 0.33% in joint
 repurchase agreement (Market Value
 $500,298,000) with DB Alex Brown LLC,
 1.31%, dated 2/28/03, to be repurchased
 at $1,634,178 on 3/3/03, collateralized
 by U.S. Treasury Bonds, 6.25%--7.50%,
 11/15/16--8/15/23, with a value
 of $511,094,634
 (Cost $1,634,000)                              $   1,634,000         1,634,000

--------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $59,283,357)                                     100.1%       51,625,436
--------------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                         (0.1)          (45,198)
                                                --------------------------------
 Net Assets                                             100.0%    $  51,580,238
                                                ================================



               10 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2003. There were no affiliated companies held by the Fund as of February 28, 2003.

                                       Shares                                               Shares
                                   August 31,              Gross             Gross    February 28,      Dividend       Realized
                                         2002          Additions        Reductions            2003        Income           Gain
--------------------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Marico Industries Ltd.*               875,946                 --           125,946         750,000      $222,823         $1,491

*Not an affiliate as of February 28, 2003.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

 Geographic Diversification                    Market Value         Percent
-----------------------------------------------------------------------------
 Japan                                          $14,167,664            27.5%
 India                                            7,907,455            15.3
 Great Britain                                    6,870,566            13.3
 Sweden                                           3,220,708             6.2
 Germany                                          2,312,419             4.5
 Korea, Republic of South                         2,120,807             4.1
 Italy                                            2,080,693             4.0
 The Netherlands                                  2,017,695             3.9
 United States                                    1,634,000             3.2
 Finland                                          1,477,618             2.9
 Turkey                                           1,456,310             2.8
 Belgium                                          1,348,112             2.6
 Singapore                                        1,255,520             2.4
 Mexico                                             782,000             1.5
 Portugal                                           750,149             1.5
 Australia                                          728,280             1.4
 Panama                                             672,000             1.3
 Canada                                             469,862             0.9
 Indonesia                                          233,782             0.5
 France                                             119,796             0.2
                                                -----------------------------
 Total                                          $51,625,436           100.0%
                                                =============================


 See accompanying Notes to Financial Statements.

               11 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited
--------------------------------------------------------------------------------

 February 28, 2003
--------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $59,283,357)--
 see accompanying statement                                       $ 51,625,436
--------------------------------------------------------------------------------
 Cash                                                                   79,519
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                      68
--------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                  1,019,629
 Investments sold                                                       72,751
 Interest and dividends                                                 19,764
 Other                                                                  26,875
                                                                  --------------
 Total assets                                                       52,844,042

--------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Shares of beneficial interest redeemed                              1,157,928
 Shareholder reports                                                    49,265
 Distribution and service plan fees                                     21,516
 Transfer and shareholder servicing agent fees                          15,512
 Trustees' compensation                                                 11,382
 Other                                                                   8,201
                                                                  --------------
 Total liabilities                                                   1,263,804

--------------------------------------------------------------------------------
 Net Assets                                                       $ 51,580,238
                                                                  --------------

--------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital                                                  $113,557,021
--------------------------------------------------------------------------------
 Overdistributed net investment income                                (200,396)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments
 and foreign currency transactions                                 (54,120,703)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments and
 translation of assets and liabilities
 denominated in foreign currencies                                  (7,655,684)
                                                                  --------------
 Net Assets                                                       $ 51,580,238
                                                                  ==============



               12 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND


---------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $30,927,584 and 4,462,939 shares of beneficial interest outstanding)                  $6.93
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                           $7.35
---------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,282,764
 and 2,098,629 shares of beneficial interest outstanding)                              $6.81
---------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,826,508
 and 856,931 shares of beneficial interest outstanding)                                $6.80
---------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $543,382 and
 79,490 shares of beneficial interest outstanding)                                     $6.84


 See accompanying Notes to Financial Statements.




               13 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended February 28, 2003


-------------------------------------------------------------------------------
 Investment Income
 Dividends:
 Unaffiliated companies (net of foreign withholding
 taxes of $44,698)                                               $    131,288
 Affiliated companies (net of foreign withholding
 taxes of $9,966)                                                     222,823
-------------------------------------------------------------------------------
 Interest                                                              14,264
                                                                 --------------
 Total investment income                                              368,375

-------------------------------------------------------------------------------
 Expenses
 Management fees                                                      224,179
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                               39,639
 Class B                                                               77,285
 Class C                                                               30,031
 Class N                                                                1,267
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                               90,392
 Class B                                                               69,576
 Class C                                                               26,169
 Class N                                                                  794
-------------------------------------------------------------------------------
 Custodian fees and expenses                                           32,524
-------------------------------------------------------------------------------
 Shareholder reports                                                   21,318
-------------------------------------------------------------------------------
 Trustees' compensation                                                 2,858
-------------------------------------------------------------------------------
 Other                                                                  8,148
                                                                 --------------
 Total expenses                                                       624,180
 Less reduction to custodian expenses                                    (292)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class A                                        (43,661)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class B                                        (47,907)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class C                                        (18,105)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class N                                             (8)
                                                                 --------------
 Net expenses                                                         514,207

-------------------------------------------------------------------------------
 Net Investment Loss                                                 (145,832)

-------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
   Unaffiliated companies (net of foreign
 capital gains tax of $52,879)                                    (12,345,852)
   Affiliated companies                                                 1,491
 Foreign currency transactions                                      2,320,715
                                                                 --------------
 Net realized loss                                                (10,023,646)
-------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments (net of foreign capital gains
 tax of $84,766)                                                    1,363,292
 Translation of assets and liabilities denominated
 in foreign currencies                                                192,215
                                                                 --------------
 Net change                                                         1,555,507
                                                                 --------------
 Net realized and unrealized loss                                  (8,468,139)

-------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations            $ (8,613,971)
                                                                 ==============

 See accompanying Notes to Financial Statements.

               14 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Six Months                 Year
                                                                       Ended                Ended
                                                           February 28, 2003           August 31,
                                                                 (Unaudited)                 2002
--------------------------------------------------------------------------------------------------
 Operations
 Net investment loss                                           $    (145,832)       $    (275,920)
--------------------------------------------------------------------------------------------------
 Net realized loss                                               (10,023,646)          (1,142,554)
--------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)              1,555,507              (66,190)
                                                               -----------------------------------
 Net decrease in net assets resulting
 from operations                                                  (8,613,971)          (1,484,664)

--------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                  --             (288,253)
 Class B                                                                  --              (31,235)
 Class C                                                                  --               (9,130)
 Class N                                                                  --                 (203)

--------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                          (3,967,731)          13,016,518
 Class B                                                          (2,113,744)           4,400,999
 Class C                                                             169,697            1,764,669
 Class N                                                             194,654              414,271

--------------------------------------------------------------------------------------------------
 Net Assets

 Total increase (decrease)                                       (14,331,095)          17,782,972
--------------------------------------------------------------------------------------------------
 Beginning of period                                              65,911,333           48,128,361
                                                               -----------------------------------
 End of period [including overdistributed net investment
 income of $200,396 and $54,564, respectively]                   $51,580,238          $65,911,333
                                                               ===================================



 See accompanying Notes to Financial Statements.


               15 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

                                                     Six Months                                                            Year
                                                          Ended                                                           Ended
                                              February 28, 2003                                                      August 31,
 Class A                                            (Unaudited)         2002          2001        2000        1999       1998 1
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                    $ 7.98        $ 7.89       $15.23     $ 17.42     $ 11.52      $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                              (.01)          .01          .04        (.10)        .06          .03
 Net realized and unrealized gain (loss)                  (1.04)          .16        (6.65)       1.12        6.72         1.49
                                                         --------------------------------------------------------------------------
 Total from investment operations                         (1.05)          .17        (6.61)       1.02        6.78         1.52
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        --          (.08)        (.11)       (.18)       (.04)          --
 Distributions from net realized gain                        --            --         (.62)      (3.03)       (.84)          --
                                                         --------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                             --          (.08)        (.73)      (3.21)       (.88)          --
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $6.93         $7.98        $7.89      $15.23      $17.42       $11.52
                                                         --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                      (13.16)%        2.20%      (44.50)%      5.68%      63.10%       15.20%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)               $30,928       $40,089      $27,991     $60,336     $26,965       $9,605
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $34,313       $35,136      $39,311     $52,095     $14,208       $6,482
 ----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                             (0.23)%       (0.17)%       0.36%      (0.67)%      0.73%        0.44%
 Expenses                                                  1.79%         2.16%        1.58%       1.74%       2.05%        1.77% 4
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                       1.53%         1.88%        1.58%       1.74%       2.05%        1.77%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     36%           62%         145%        199%        280%         239%

1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


               16 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                  Six Months                                                        Year
                                                       Ended                                                       Ended
                                           February 28, 2003                                                  August 31,
 Class B                                         (Unaudited)        2002      2001       2000      1999           1998 1
---------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period           $ 7.87      $ 7.77       $14.99      $ 17.22      $ 11.45        $ 10.00
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.04)       (.07)        (.03)        (.19)         .02           (.01)
 Net realized and unrealized gain (loss)         (1.02)        .19        (6.57)        1.09         6.59           1.46
                                                ---------------------------------------------------------------------------
 Total from investment operations                (1.06)        .12        (6.60)         .90         6.61           1.45
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --        (.02)          -- 2       (.10)          --             --
 Distributions from net realized gain               --          --         (.62)       (3.03)        (.84)            --
                                                ---------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    --        (.02)        (.62)       (3.13)        (.84)            --
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $6.81       $7.87       $ 7.77       $14.99       $17.22         $11.45
                                                ===========================================================================

---------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3             (13.47)%      1.51%      (44.99)%       4.98%       61.77%         14.50%


---------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $14,283     $18,859      $14,989      $31,807      $11,764         $2,631
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $15,560     $16,868      $20,147      $25,377      $ 5,367         $1,187
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                    (1.00)%     (0.94)%      (0.33)%      (1.44)%       0.09%         (0.38)%
 Expenses                                         2.93%       2.93%        2.34%        2.51%        2.84%          2.67% 5
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                              2.31%       2.65%        2.34%        2.51%        2.84%          2.67%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            36%         62%         145%         199%         280%           239%



1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


               17 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                 Six Months                                                               Year
                                                      Ended                                                              Ended
                                          February 28, 2003                                                         August 31,
 Class C                                        (Unaudited)            2002         2001         2000        1999       1998 1
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                $ 7.86          $ 7.77       $14.97      $ 17.22     $ 11.45      $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                          (.03)           (.06)        (.03)        (.16)        .04         (.04)
 Net realized and unrealized gain (loss)              (1.03)            .16        (6.55)        1.07        6.57         1.49
                                                     ----------------------------------------------------------------------------
 Total from investment operations                     (1.06)            .10        (6.58)         .91        6.61         1.45
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    --            (.01)          --         (.13)         --           --
 Distributions from net realized gain                    --              --         (.62)       (3.03)       (.84)          --
                                                     ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         --            (.01)        (.62)       (3.16)       (.84)          --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $6.80           $7.86        $7.77       $14.97      $17.22       $11.45
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                  (13.49)%          1.35%      (44.93)%       4.98%      61.77%       14.50%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $5,827          $6,558       $5,142      $11,946      $2,815         $609
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $6,052          $6,180       $7,095      $ 9,003      $1,256         $454
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                         (0.95)%         (0.95)%      (0.32)%      (1.38)%      0.09%       (0.66)%
 Expenses                                              2.90%           2.94%        2.34%        2.51%       2.84%        2.58% 4
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                   2.30%           2.66%        2.34%        2.51%       2.84%        2.58%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 36%             62%         145%         199%        280%         239%



1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


               18 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                              Six Months                     Year
                                                                   Ended                    Ended
                                                       February 28, 2003               August 31,
 Class N                                                     (Unaudited)         2002      2001 1
---------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                             $ 7.89       $ 7.87      $ 9.08
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                       (.03)         .08         .07
 Net realized and unrealized gain (loss)                           (1.02)         .07       (1.28)
                                                                  ---------------------------------
 Total from investment operations                                  (1.05)         .15       (1.21)
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 --         (.13)         --
 Distributions from net realized gain                                 --           --          --
                                                                  ---------------------------------
 Total dividends and/or distributions to shareholders                 --         (.13)         --
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                    $6.84        $7.89       $7.87
                                                                  =================================

---------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               (13.31)%       1.99%     (13.33)%

---------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                           $543         $406          $6
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $512         $151          $2
---------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                      (0.36)%      (0.33)%      5.85%
 Expenses                                                           1.84%        2.32%       1.94%
 Expenses, net of reduction to custodian expenses and/or
 voluntary waiver of transfer agent fees                            1.84% 4      2.04%       1.94%
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              36%          62%        145%



1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Less than 0.01%.

See accompanying Notes to Financial Statements.


               19 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited


--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer International Small Company Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


               20 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of February 28, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $54,120,703. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

 As of August 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:
                              Expiring
                              ------------------------
                              2010         $43,082,483

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2003, the Fund's projected benefit obligations were increased by $807 and payments of $164 were made to retired trustees, resulting in an accumulated liability of $10,576 as of February 28, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


               21 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the six months ended February 28, 2003 and the year ended August 31, 2002 was as follows:

                                       Six Months Ended         Year Ended
                                      February 28, 2003    August 31, 2002
            --------------------------------------------------------------
            Distributions paid from:
            Ordinary income                         $--          $ 328,821
            Long-term capital gain                   --                 --
            Return of capital                        --                 --
                                       -----------------------------------
            Total                                   $--           $328,821
                                       ===================================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



               22 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                            Six Months Ended February 28, 2003                Year Ended August 31, 2002
                                     Shares             Amount                 Shares             Amount
---------------------------------------------------------------------------------------------------------
 Class A
 Sold                             3,092,684       $ 22,260,997              5,830,865      $  50,323,436
 Dividends and/or
 distributions reinvested                --                 --                 32,708            251,857
 Redeemed                        (3,650,936)       (26,228,728)            (4,389,330)       (37,558,775)
                                 ------------------------------------------------------------------------
 Net increase (decrease)           (558,252)       $(3,967,731)             1,474,243        $13,016,518
                                 ========================================================================

---------------------------------------------------------------------------------------------------------
 Class B
 Sold                               201,616      $   1,428,337              1,241,249      $  10,730,310
 Dividends and/or
 distributions reinvested                --                 --                  3,967             30,268
 Redeemed                          (499,208)        (3,542,081)              (776,973)        (6,359,579)
                                 ------------------------------------------------------------------------
 Net increase (decrease)           (297,592)       $(2,113,744)               468,243        $ 4,400,999
                                 ========================================================================

---------------------------------------------------------------------------------------------------------
 Class C
 Sold                               179,371      $   1,272,777                780,836      $   6,731,711
 Dividends and/or
 distributions reinvested                --                 --                  1,046              7,973
 Redeemed                          (156,442)        (1,103,080)              (609,966)        (4,975,015)
                                 ------------------------------------------------------------------------
 Net increase                        22,929       $    169,697                171,916        $ 1,764,669
                                 ========================================================================

---------------------------------------------------------------------------------------------------------
 Class N
 Sold                                46,320      $     325,948                 94,679      $     819,546
 Dividends and/or
 distributions reinvested                --                 --                     24                188
 Redeemed                           (18,264)          (131,294)               (44,078)          (405,463)
                                 ------------------------------------------------------------------------
 Net increase                        28,056       $    194,654                 50,625       $    414,271
                                 ========================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2003, were $20,136,862 and $24,738,207, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion.


               23 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate          Class A        Concessions      Concessions       Concessions      Concessions
                        Front-End        Front-End         on Class A       on Class B        on Class C       on Class N
                    Sales Charges    Sales Charges             Shares           Shares            Shares           Shares
 Six Months            on Class A      Retained by        Advanced by      Advanced by       Advanced by      Advanced by
 Ended                     Shares      Distributor      Distributor 1    Distributor 1     Distributor 1    Distributor 1
--------------------------------------------------------------------------------------------------------------------------
 February 28, 2003        $58,178          $19,010             $4,081          $43,667            $7,787           $3,236

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A       Class B        Class C        Class N
                            Contingent    Contingent     Contingent     Contingent
                              Deferred      Deferred       Deferred       Deferred
                         Sales Charges Sales Charges  Sales Charges  Sales Charges
 Six Months                Retained by   Retained by    Retained by    Retained by
 Ended                     Distributor   Distributor    Distributor    Distributor
-----------------------------------------------------------------------------------
 February 28, 2003                 $--       $32,809           $831           $326


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended February 28, 2003, payments under the Class A Plan totaled $39,639, all of which were paid by the Distributor to recipients, and included $2,992 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.


               24 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

 Distribution fees paid to the Distributor for the six months ended February 28, 2003, were as follows:

                                                                                                  Distributor's
                                                                            Distributor's             Aggregate
                                                                                Aggregate          Unreimbursed
                                                                             Unreimbursed         Expenses as %
                           Total Payments           Amount Retained              Expenses         of Net Assets
                               Under Plan            by Distributor            Under Plan              of Class
----------------------------------------------------------------------------------------------------------------
 Class B Plan                     $77,285                   $61,709              $628,723                  4.40%
 Class C Plan                      30,031                    12,697               146,028                  2.51
 Class N Plan                       1,267                     1,171                 8,830                  1.63

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 As of February 28, 2003, the Fund had outstanding foreign currency contracts as follows:


                                 Expiration          Contract       Valuation as of       Unrealized
 Contract Description                  Date     Amount (000s)     February 28, 2003     Appreciation
----------------------------------------------------------------------------------------------------
 Contracts to Sell
 U.S. Dollar (USD)                   3/3/03                64SGD            $36,565              $68


--------------------------------------------------------------------------------
 6. Illiquid Securities
 As of February 28, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2003 was $1,442,048, which represents 2.80% of the Fund's net assets.


               25 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
 7. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.
    The Fund had no borrowings through November 12, 2002.






               26 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND


--------------------------------------------------------------------------------
 Trustees and Officers              Clayton K. Yeutter, Chairman and Trustee
                                    Donald W. Spiro, Vice Chairman and Trustee
                                    John V. Murphy, President and Trustee
                                    Robert G. Galli, Trustee
                                    Phillip A. Griffiths, Trustee
                                    Benjamin Lipstein, Trustee
                                    Joel W. Motley, Trustee
                                    Elizabeth B. Moynihan, Trustee
                                    Kenneth A. Randall, Trustee
                                    Edward V. Regan, Trustee
                                    Russell S. Reynolds, Jr., Trustee
                                    Robert G. Zack, Secretary
                                    Brian W. Wixted, Treasurer


--------------------------------------------------------------------------------
 Investment Advisor                 OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                        OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder           OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors               KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                      Mayer Brown Rowe & Maw

                                    The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.






          (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.



               27 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1.800.CALL OPP PHONELINK


Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

   o And more!



Quick list of PhoneLink commands

Say                                             To:

[Account # or Social Security # + PIN]          Get dollar and share balances, NAVs,
                                                transaction history or request transactions

[Fund name, share class]                        Get current price/dividend information

Balance                                         Hear your balance/list of accounts

History                                         Hear your most recent transactions

Purchase or buy                                 Buy shares

Exchange                                        Exchange shares

Liquidation or redemption                       Sell shares

Dow Jones or Market Indices                     Hear closing market information
                                                (Dow Jones Industrial Average, Nasdaq
                                                Composite and S&P 500)

Custom list                                     Create, play or edit custom list of your
                                                accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.

               28 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

INFORMATION AND SERVICES


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Internet
24-hr access to account information and transactions 1
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-------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
-------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
-------------------------------------------------------------------------------
Ticker Symbols
Class A: OSMAX    Class B: OSMBX    Class C: OSMCX    Class N: OSMNX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                    [LOGO] OppenheimerFunds(R)
                                                             Distributor, Inc.

RS0815.001.0203   April 29, 2003